UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 17, 2013
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VISTEON CORPORATION
(Exact name of registrant as specified in its charter)

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Delaware	1-15827	38-3519512
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Village Center Drive, Van Buren Township, Michigan		48111
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (800)-VISTEON
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 – FINANCIAL INFORMATION

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On December 17, 2013, VIHI, LLC (“VIHI”), a wholly owned subsidiary of Visteon Corporation (together with VIHI, “Visteon”), sold its fifty percent (50%) ownership interest in Yanfeng Visteon Automotive Trim Systems Co., Ltd. (“YFV”) to Huayu Automotive Systems Company Limited (“HASCO”) for proceeds of $928 million (before applicable taxes), in accordance with the Master Agreement, dated August 12, 2013 (the “Master Agreement”), by and among VIHI, HASCO, YFV and Yanfeng Visteon Automotive Electronics Co., Ltd. (“YFVE”).
Pursuant to the Master Agreement, Visteon also agreed to sell its ownership interests in other YFV-related interiors joint ventures to YFV for additional aggregate proceeds of approximately $96 million (before applicable taxes), and YFV and related entities also have agreed to distribute approximately $184 million (before applicable taxes), to Visteon based on 2012 and 2013 distributable earnings of such entities, and Visteon will receive an additional $28 million (before applicable taxes) in respect of the earnings of a remaining interiors joint venture.
In November 2013 and pursuant to the Master Agreement, Visteon made a capital contribution in the amount of approximately $58 million into YFVE in exchange for an additional 11% ownership interest, bringing Visteon’s direct ownership interest in YFVE to fifty-one percent (51%). In connection with the restructuring of the electronics businesses, Visteon and YFV have each contributed approximately $48 million to a new holding company that is owned fifty percent (50%) by Visteon and fifty percent (50%) by YFV, and may make and/or guarantee loans or additional equity contributions to the holding company to enable it to purchase the equity interests from YFVE in certain of its subsidiaries.
SECTION 7 – REGULATION FD

Item 7.01.	Regulation FD Disclosure.
Visteon plans to make available to investors and security analysts the information set forth on Exhibit 99.2 hereto, which includes additional information regarding forecasted payments in connection with the YFV, YFVE and related transactions.
SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information.

Unaudited Pro Forma Consolidated Financial Statements of Visteon, including Unaudited Pro Forma Consolidated Statements of Operations for the nine months ended September 30, 2013 and the year ended December 31, 2012, Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2013, and Notes to Unaudited Pro Forma Consolidated Financial Statements, are included as Exhibit 99.1 hereto and are incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Description
99.1
Unaudited Pro Forma Consolidated Financial Statements of Visteon, including Unaudited Pro Forma Consolidated Statements of Operations for the nine months ended September 30, 2013 and the year ended December 31, 2012, Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2013, and Notes to Unaudited Pro Forma Consolidated Financial Statements.

99.2	YFV, YFVE and related transactions forecasted payments.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTEON CORPORATION

Date: December 20, 2013	By:	/s/ Michael J. Widgren
Michael J. Widgren
Senior Vice President,
Corporate Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description	Page
99.1
Unaudited Pro Forma Consolidated Financial Statements of Visteon, including Unaudited Pro Forma Consolidated Statements of Operations for the nine months ended September 30, 2013 and the year ended December 31, 2012, Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2013, and Notes to Unaudited Pro Forma Consolidated Financial Statements.

99.2	YFV, YFVE and related transactions forecasted payments.

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